SUPPLEMENT

Dated February 16, 2010

to the

Statutory Prospectus of the

Timothy Plan Family of Funds

DATED FEBRUARY 2, 2010

The Statutory Prospectus of the Timothy Plan Family of Funds, dated February 2, 2010, is amended as follows:

Under the Section of the Prospectus entitled, PRINCIPAL RISKS of the Prospectus relating to the Timothy Plan High Yield Bond Fund appearing on page 28, item 7 Who Should Buy This Fund is deleted and replaced in its entirety with the following:

7. Who Should Buy This Fund | The Fund is most appropriate for investors who want a high level of current income and are willing to accept a significant degree of volatility and risk.

All portions of the Statutory Prospectus not specifically amended by this supplement shall remain in full force and effect.

SUPPLEMENT

Dated February 16, 2010

to the

Statutory Prospectus of the

Timothy Plan Family of Funds

DATED FEBRUARY 2, 2010

The Statutory Prospectus of the Timothy Plan Family of Funds, dated February 2, 2010, is amended as follows:

In the Section of the Prospectus relating to the Timothy Plan Fixed Income Fund, entitled, PAST PERFORMANCE, appearing on pages 24 and 25, the table on page 25 entitled Average Annual Total Returns is deleted and replaced in its entirety with the following table:

Average Annual Total Returns

(for periods ending on December 31, 2009)

	Class A
	1 Year	3 Year	5 Year	10 Year
Return before taxes	8.65%	4.53%	3.56%	4.57%

Return after taxes on distributions	2.61%	1.50%	1.19%	2.54%

Return after taxes on distributions and sale of shares	2.43%	1.65%	1.38%	2.56%

Barclays Capital U.S. Aggregate Bond Index (indices reflect no deduction for fees, expenses or taxes)	5.93%	6.04%	5.05%	6.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares, and after-tax returns for Class C shares will vary.

All portions of the Statutory Prospectus not specifically amended by this supplement shall remain in full force and effect.

SUPPLEMENT

Dated February 12, 2010

to the

Statutory Prospectus of the

Timothy Plan Family of Funds

Dated February 2, 2010

The Statutory Prospectus of the Timothy Plan Family of Funds, dated February 2, 2010, is amended as follows:

The Section of the Prospectus relating to the Timothy Plan Conservative Growth Portfolio, entitled, PURCHASE AND SALE OF FUND SHARES, appearing on page 45, is deleted and replaced in its entirely with the following:

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1000 or $50 through monthly systematic investment plan accounts. There is no minimum subsequent investment amount. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

All portions of the Statutory Prospectus not specifically amended by this supplement shall remain in full force and effect.